                                                                       Exhibit 3
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                   /s/Mark H. Berey
                                                   ----------------------------
                                                   Mark H. Berey

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                 /s/Michael W. Broomfield
                                                 ------------------------------
                                                 Michael W. Broomfield

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                     /s/Winston doCarmo
                                                     -------------------------
                                                     Winston doCarmo

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                    /s/Mark Iskander
                                                    --------------------------
                                                    Mark Iskander

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                 /s/Pete L. Manos
                                                 -----------------------------
                                                 Pete L. Manos

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                   /s/Raymond A. Mason
                                                   ---------------------------
                                                   Raymond A. Mason

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                     /s/Roger D. Olson
                                                     -------------------------
                                                     Roger D. Olson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                 /s/Peter F. O'Malley
                                                 --------------------
                                                 Peter F. O'Malley

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                     /s/Barry F. Scher
                                                     ---------------------
                                                     Barry F. Scher

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints David W. Rutstein as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me in my name, place and stead in any and all capacities, to do any and all acts and things and to sign any and all documents as may be necessary or advisable in connection with the filing on behalf of me with the Securities and Exchange Commission of a Schedule 14D-9 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, without limitation, executing such Schedules and any and all amendments and exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1998.




                                                /s/Constance M. Unseld
                                                ----------------------------
                                                Constance M. Unseld